SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


Date of report (Date of earliest event reported)    August 27, 2004



                        Bio Solutions Manufacturing, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    New York
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            000-33229                                        16-1576984
------------------------------------              ------------------------------
    (Commission File Number)                      (I.R.S. Employer
                                                           Identification No.)


                    1161 James Street, Hattiesburg, MS 39401
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (601) 582-4000
          ------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[_] Pre-commencement communications pursuant to Rule 13(e)-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

                  Not Applicable

SECTION 2 - FINANCIAL INFORMATION

                  Not Applicable

SECTION 3 - SECURITIES AND TRADING MARKETS

                  Not Applicable


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL INFORMATION

                  Not Applicable


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

                  Not Applicable

SECTION 6 - [Reserved]

                  Not Applicable

SECTION 7 - REGULATION FD

                  Not Applicable

SECTION 8 - OTHER EVENTS

     Item 8.01 Other Events

     The Board of Directors of the Issuer, on August 27, 2004, approved a resolution fixing October 11, 2004 as the record date for determining those shareholders who will receive a pro rata distribution of all of the 10,013,500 common shares of Single Source Electronic Transactions, Inc., its wholly owned subsidiary, owned by it, in accordance with the terms of the Reorganization and Stock Purchase Agreement, between the issuer and Bio Solutions Manufacturing, Inc. and others, which was effective March 18, 2004, which is incorporated herein by reference.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                  Not Applicable


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Bio Solutions Manufacturing, Inc.
                                  (Registrant)



Date: September 1, 2004             By: /s/ Krish V. Reddy
                                    --------------------------------
                                        Krish V. Reddy, Ph.D.,
                                        President








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